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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC  20549

                                -------------

                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): June 13, 1996



                          Quaker State Corporation
           (Exact name of registrant as specified in its charter)

Delaware                         1-2677                        25-074820
- -----------------     -------------------------------     ---------------------

(State or other          (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


          225 East John Carpenter Frwy.
                  Irving, Texas                                  75062
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    (Address of principal executive offices)                   (Zip Code)


                                (214) 868-0400
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             (Registrant's telephone number, including area code)
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                           QUAKER STATE CORPORATION


Item 5.  Other Events.

In its annual report on Form 10-K for the fiscal year ending December 31, 1995, Quaker State Corporation ("Quaker State") reported under Item 3 that in April 1994, Lazy Oil , Inc., a Pennsylvania corporation, commenced a class action in the Federal District Court for the Western District of Pennsylvania against Witco Corporation, Quaker State and Pennzoil Company. Three similar actions were subsequently commenced and were consolidated with the original action. The consolidated amended complaint alleged violations of Section 1 of the Sherman Act based upon an allegation that the defendants, since at least January 1, 1981, combined and conspired to fix, lower, maintain and stabilize the purchase price of Pennsylvania grade crude oil purchased from the plaintiffs and others. The plaintiffs represent a class of all persons who sold Pennsylvania grade crude oil to one or more of the defendants during the period from January 1, 1981 to the present. The amended complaint sought treble damages, an injunction and the recovery of costs, including attorneys' fees. The defendants filed answers to the amended complaint, denying all liability.

In December 1995, the plaintiffs and Quaker State entered into a Settlement Agreement, subject to the approval of the Court, compromising and settling all claims against Quaker State in the class action. Pursuant to the settlement agreement, Quaker State paid $4,400,000 into a settlement fund, subject to the return of up to $2,400,00 if at any time before a jury is impaneled another defendant reaches a more favorable settlement with the plaintiffs.

A hearing on preliminary approval by the Court of the settlement was held on March 7, 1996, and a hearing on final approval by the Court of the settlement was held on June 13, 1996. On June 13, 1996, the Court entered an order approving the settlement, directing that its terms be carried out, and dismissing with prejudice all claims asserted in the amended complaint against Quaker State. The Court's order may be appealed within thirty days of the date of entry.

Quaker State vigorously denied the allegations made against it in the litigation and entered into the settlement agreement without any admission of liability on its part.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 1996


                                        QUAKER STATE CORPORATION


                                        By: /s/ CONRAD A. CONRAD
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                                           Conrad A. Conrad, Vice Chairman and
                                           Chief Financial Officer